Exhibit 10.30

CONSENT RELATED TO INTERCREDITOR AND SUBORDINATION AGREEMENT

        This CONSENT RELATED TO INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Consent”), dated as of December 29, 2004, is among THE FROST NATIONAL BANK (the “Bank”), CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC (“CSFBM”), as Administrative Agent under the Ascent Holdings Credit Agreement referred to below (the “Administrative Agent”), for itself as such and as Agent for each of the Lenders party to that Agreement (each a “Lender”), ASCENT ASSURANCE, INC., a Delaware corporation (“Holdings”), the subsidiaries of Holdings a party hereto (each a “Subsidiary”), and SPECIAL SITUATIONS HOLDINGS, INC. — WESTBRIDGE (“Westbridge”).

RECITALS:

        Bank, CSFBM, Administrative Agent, each Lender, Holdings, each Subsidiary and Westbridge have previously entered into the Intercreditor and Subordination Agreement dated as of December 31, 2003 (such agreement, together with all amendments and restatements, the “Intercreditor Subordination Agreement”).

        Bank and Funding have previously entered into the Credit Agreement dated as of December 31, 2003 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

        Bank and Funding desire to amend the definition of Maturity Date in Section 1.1 of the Credit Agreement.

        The parties hereto desire to consent to the amendment of the Credit Agreement.

AGREEMENT:

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

        1.1    Definitions.    All capitalized terms not otherwise defined herein have the same meanings as in the Intercreditor Subordination Agreement.

ARTICLE II

Consent

        2.1    Consent.    The parties hereto have reviewed the Second Amendment To Credit Agreement dated as of December 29, 2004 and hereby agree to consent to the amendment of the Credit Agreement.

ARTICLE III

Condition Precedent

        This Consent shall be effective upon receipt by the Bank of a counterpart of this Consent executed by all parties hereto.

ARTICLE IV

Ratification

        The terms and provisions set forth in this Consent shall modify and supersede all inconsistent terms and provisions set forth in the Intercreditor Subordination Agreement and except as expressly modified and superseded by this Consent, the terms and provisions of the Intercreditor Subordination Agreement are ratified and confirmed and shall continue in full force and effect. Each party hereto agrees that the Intercreditor Subordination Agreement shall continue to be the legal, valid, binding and enforceable obligation of such party in accordance with its terms.

ARTICLE V

Miscellaneous

        5.1    Counterparts.    This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

        5.2    INTEGRATION.     THIS CONSENT, TOGETHER WITH THE INTERCREDITOR SUBORDINATION AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        5.3    GOVERNING LAW.    THIS CONSENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

        Executed as of the date first written above.

THE FROST NATIONAL BANK

By: Print Name: Print Title:

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC, as Administrative Agent

By: Print Name: Print Title:

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC, as Lender

By: Print Name: Print Title:

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC

By: Print Name: Print Title:

SPECIAL SITUATIONS HOLDINGS, INC. – WESTBRIDGE

By: Print Name: Print Title:

ASCENT ASSURANCE, INC.

By: Print Name: Print Title:

FOUNDATION FINANCIAL SERVICES, INC.

By: Print Name: Print Title:

NATIONALCARE® MARKETING, INC.

By: Print Name: Print Title:

AMERICARE BENEFITS, INC.

By: Print Name: Print Title:

PRECISION DIALING SERVICES, INC.

By: Print Name: Print Title:

SENIOR BENEFITS, L.L.C.

By: Print Name: Print Title:

ASCENT FUNDING, INC.

By: Print Name: Print Title: